Control Number 12083292

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF RESTATED ARTICLES

I, **Brian P. Kemp**, the Secretary of State and the Corporation Commissioner of the State of Georgi hereby certify under the seal of my office that

SIGMABROADBAND CO.

a Domestic Profit Corporation

has amended and filed duly restated articles on09/18/2017 in the Office of the Secretary of State and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached here is a true and correct copy of said restated articles.

WITNESS my hand and official seal in the City of Atlan and the State of Georgia on**09/21/2017**.

Brian P. Kemp
Secretary of State

EXHIBIT "B1"

AMENDMENT AND RESTATED
OF INCORPORATION
of
SigmaBroadBand Co.

Pursuant to the General Laws, of the State of Georgia, and the Article of Incorporation, of SigmaBroadBand Co., does hereby amend its Articles of Incorporation to read as follows:

ARTICLE V. - CORPORATE CAPITALIZATION.

The total number of shares this corporation is authorized to issue is Ten Billion (10,000,000,000) allocated as follows among these classes and series of stock:

COMMON SHARES
Common Stock Class, par value $0.00001 per share – of which the corporation shall be authorized to issue Nine Billion, Nine Hundred and Eighty-Four Million, Nine Hundred, Ninety-Nine Thousand, Nine Hundred and Ninety-Six (9,984,999,996) shares;

PREFERRED SHARES
Preferred Stock Class, par value $0.00001 per share – of which the corporation shall be authorized to issue Fifteen Million and Four (15,000,004) shares.

The participating rights, relative rights, optional or other special rights, powers, designations, preferences, issuance rules, limitations, restrictions and qualifications for each of the classes of stock, as well as the authorized amounts for each, shall be determined, where actively or passively allowed by state and/or federal law, by the bylaws, as amended, as approved by a majority of the duly-elected Directors of this corporation.

5.1 **COMMON SHARES**
All holders of shares of common stock shall be identical with each other in every respect and the holders of common shares shall be entitled to have unlimited voting on all shares and be entitled to vote for each share on all matters on which shareholders have the right to vote.

5.2 **CERTIFICATE OF DESIGNATION, SERIES A PREFERRED STOCK**
The class of stock of this corporation heretofore named "Preferred Stock" shall be named and designated "Series A Preferred Stock". It shall have Four (4) shares authorized at $0.0001 par value per share.

5.3 CONVERSION RIGHTS.
a. If at least one share of **Series A Preferred Stock** is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall be convertible into the number of shares of Common Stock which equals four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of conversion, plus ii) the total number of shares of Series B and Series C Preferred Stocks which

are issued and outstanding at the time of conversion.

b. Each individual share of Series A Preferred Stock shall be convertible into the number of shares of Common Stock equal to:

> [four times the sum of: {all shares of Common Stock issued and outstanding at time of conversion + all shares of Series B and Series C Preferred Stocks issued and outstanding at time of conversion}]
>
> divided by:
>
> [the number of shares of Series A Preferred Stock issued and outstanding at the time of conversion]

5.4 ISSUANCE.
Shares of Preferred Stock may only be issued in exchange for the partial or full retirement of debt held by Management, employees or consultants, or as directed by a majority vote of the Board of Directors. The number of Shares of Preferred Stock to be issued to each qualified person (member of Management, employee or consultant) holding a Note shall be determined by the following formula:

For retirement of debt:

$$\sum_{i=1}^{n} x_i = \text{number of shares of Series A Preferred Stock to be issued}$$

where $x_1 + x_2 + x_3 \ldots + \ldots x_n$ represent the discrete notes and other obligations owed the lender (holder), which are being retired.

5.5 VOTING RIGHTS.
a. If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of Series B and Series C Preferred Stocks which are issued and outstanding at the time of voting.

b. Each individual share of Series A Preferred Stock shall have the voting rights equal to:

> [four times the sum of: {all shares of Common Stock issued and outstanding at time of voting + all shares of Series B and Series C Preferred Stocks issued and outstanding at time of voting}]
>
> divided by:
>
> [the number of shares of Series A Preferred Stock issued and outstanding at the time of voting]

5.6 CERTIFICATE OF DESIGNATIONS, PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES B PREFERRED STOCK

EXHIBIT "B1"

5.7 DESIGNATION AND NUMBER OF SHARES. 10,000,000 shares of **Series B Preferred Stock**, par value $0.00001 per share (the "Series B Preferred Stock" or "Series B Preferred Shares").

5.8 DIVIDENDS.
The holders of Series B Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

5.9 LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series B Preferred Stock, the holders of the Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for Series B Preferred Stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "Preference Value"), plus all declared but unpaid dividends, for each share of Series B Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series B Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's Common Stock.

5.10 CONVERSION AND ANTI-DILUTION.
(a) Each share of Series B Preferred Stock shall be convertible at par value $0.00001 per share (the "Series B Preferred"), at any time, and/or from time to time, into the number of shares of the Corporation's common stock, par value $0.00001 per share (the "Common Stock") equal to the price of the Series B Preferred Stock as stated in 5.12 of the Articles, divided by the par value of the Series B Preferred, subject to adjustment as may be determined by the Board of Directors from time to time (the "Conversion Rate"). For example, assuming a $2.50 price per share of Series B Preferred Stock, and a par value of $0.00001 per share for Series B Preferred each share of Series B Preferred Stock would be convertible into 250,000 shares of Common Stock. Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series B Preferred Stock of the holder's intention to convert the shares of Series B Stock, together with the holder's stock certificate or certificates evidencing the Series B Preferred Stock to be converted.

(b) Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to the holder pursuant to the holder's conversion of Series B Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1934, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Series B Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued.

All shares of Common Stock delivered upon conversion of the Series B Preferred Shares as provided herein shall be duly and validly issued and fully paid and non-assessable. Effective as of the Conversion Date, such converted Series B Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

(c) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series B Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series B submitting such conversion notice.

(d) Shares of Series B Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Shares after the reverse split as would have been equal to the ratio established in Section 5.10 (a) prior to the reverse split. The conversion rate of shares of Series B Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

(e) As it directly relates to the conversion rights of the Series B Preferred Stock, the afore mentioned securities do not self convert. However they do convert at the behest of the management of the corporation.

5.11 VOTING RIGHTS.
Each share of Series B Preferred Stock shall have ten votes for any election or other vote placed before the shareholders of the Company.

5.12 PRICE.
(a) The initial price of each share of Series B Preferred Stock shall be $2.50.

(b) The price of each share of Series B Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an Action Without Meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

5.13 LOCK-UP RESTRICTIONS ON CONVERSION.
Shares of Series B Preferred Stock may not be converted into shares of Common Stock for a period of: a) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Company does not file such public reports.

5.14 CERTIFICATE OF DESIGNATIONS, PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES C PREFERRED STOCK

5.15 DESIGNATION AND NUMBER OF SHARES.
5,000,000 shares of **Series C Preferred Stock**, par value $0.00001 per share (the "Series C Preferred Stock" or "Series C Preferred Shares").

5.16 ISSUANCE.
Shares of Series C Preferred Stock may be issued to holders of debt of the company, as determined by a majority vote of the Board of Directors, or others, as determined by a majority vote of the Board of Directors.

5.17 DIVIDENDS.
The holders of Series C Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

5.18 LIQUIDATION RIGHTS.
Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series C Preferred Stock, the holders of the Series C Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for Series C Preferred Stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "Preference Value"), plus all declared but unpaid dividends, for each share of Series C Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series C Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's Common Stock.

5.19 CONVERSION AND ANTI-DILUTION.
(a) Each share of Series C Preferred Stock shall be convertible, at any time, and/or from time to time, into 500,000 shares of the Corporation's common stock, par value $0.00001 per share (the "Common Stock"). Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series C Preferred Stock of the holder's intention to convert the shares of Series C Stock, together with the holder's stock certificate or certificates evidencing the Series C Preferred Stock to be converted.

(b) Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to the holder pursuant to the holder's conversion of Series C Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1934, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Series C Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of

Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued.

All shares of Common Stock delivered upon conversion of the Series C Preferred Shares as provided herein shall be duly and validly issued and fully paid and non-assessable. Effective as of the Conversion Date, such converted Series C Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

(c) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series C Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series C submitting such conversion notice.

(d) Shares of Series C Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Shares after the reverse split as would have been equal to the ratio established in Section 5.19 (a) prior to the reverse split. The conversion rate for shares of Series C Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

(e) As it directly relates to the conversion rights of the Series C Preferred Stock, the afore mentioned securities do not self convert. However they do convert at the behest of the management of the corporation

5.20 VOTING RIGHTS.
Each share of Series C Preferred Stock shall have one vote for any election or other vote placed before the shareholders of the Company.

5.21 PRICE.
(a) The initial price of each share of Series C Preferred Stock shall be $5.00.

(b) The price of each share of Series C Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an Action Without Meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

5.22 LOCK-UP RESTRICTIONS ON CONVERSION.
Shares of Series C Preferred Stock may not be converted into shares of Common Stock for a period of: a) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Company does not file such public reports.

EXHIBIT "B1"

The Restatement of the Articles was adopted this 14th. Day of September, 2017 and approved by the majority Shareholders of the corporation.

Jeffery Brown, Sole Director

2017 SEP 21 AM 11:32